ASSET SALE AND PURCHASE AGREEMENT


         THIS ASSET SALE AND PURCHASE AGREEMENT is entered into as of the 1st day of May 1999, by and among the following: Shotgun Ridge Gas System, L.C., a Kansas limited liability company (hereinafter referred to as "SRGS");

         Ponderosa Gas Pipeline Company,  Inc., a Kansas  corporation  ("PGPC");
         and

         4\10 Energy Fund, Inc., a Kansas corporation ("4\10").


         WHEREAS, SRGS is in the business of transporting and marketing natural gas (the "Business"); and

         WHEREAS, PGPC desires to purchase the Assets (as hereinafter defined) from SRGS in accordance with and subject to the terms and conditions hereinafter set forth; and

         WHEREAS, 4\10 has a perfected security interest in the Assets and agrees to release all of its Encumbrances on the Assets in exchange for substitution of collateral by SRGS;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. Definitions and References. As used herein, the following terms shall have the meanings set forth below, unless the context otherwise requires:

             "Assets" mean the Business and all real and personal property, both tangible and intangible, wherever located, that is owned or held by the SRGS and used or useful in connection with the Business as follows:

                           (a) all fixtures, easements and rights of way, as more fully described in Exhibit "A";

                           (b)   all   meters,   pipeline,    gauges,   valves,
                           compressors, regulators, fittings, connections, machinery, equipment, inventory, supplies, and other property owned or held by SRGS and used or useful in connection with the Business, as more fully described in Exhibit "B";

                           (c) all permits, licenses, gas purchase and sale contracts, the name "Shotgun Ridge Gas System", and other intangible assets owned or held by SRGS and used in connection with the Business, including, without limitation, the contracts described in Exhibit "B"; and

                           (d) all telephone numbers, books, papers, files and records pertaining to the Business, but not the articles of organization, operating agreement, membership interest transfer records, minutes of meetings or other organizational records of SRGS.


         "Closing" means the closing of the purchase, assignment and sale of the Assets contemplated hereunder.

         "Closing Date" means the time and date on which the Closing takes place, as established by Section 6.01.

         "Encumbrances" means perfected security interest held by 4\10 and any other mortgage, pledge, lien, claim, security interest, agreement, restriction, defect in title, easement, encumbrance or charge held by 4\10.

         "Consideration" shall have the meaning specified in Section 2.02.



         2.  Sale and Purchase of Assets; Consideration; Release of Encumbrance.

         2.01     Asset Sale.  On the basis of the  representations,  warranties and agreements contained herein, and subject to the terms and conditions hereof, SRGS agrees to sell, assign, transfer, convey and deliver to PGPC, and PGPC agrees to purchase from SRGS, the Assets at the Closing.


Prior to the Closing Date, SRGS agrees to obtain title to an account receivable owed by PGPC to 4\10 in the amount of $10,200. SRGS agrees to cancel such obligation on the Closing Date. The cancellation of the obligation shall be evidenced by the execution of the instrument attached as Exhibit "F" to this agreement.

         2.02 Consideration. For and in consideration of the conveyances and assignments described herein, PGPC agrees to pay to SRGS, and SRGS agrees to accept from PGPC, the following consideration (the "Consideration"): delivery of 160,000 shares of restricted common stock of HYTK Industries, Inc., a Nevada corporation. Such shares shall be issued in blank and with an assignment separate from certificate executed by PGPC to SRGS.

         2.03 Release of Encumbrances. At the Closing, SRGS agrees to immediately convey 150,000 shares of restricted common stock of HYTK Industries, Inc. to 4\10. Such conveyance shall be evidenced by an assignment separate from certificate executed by SRGS to 4\10. At the Closing, 4\10 agrees to release the Encumbrances by executing the lien release and satisfaction of loan that is attached as Exhibit "D" to this agreement and by executing two Forms UCC-2, release of security interest, that are attached as Exhibit "E". As additional consideration for the conveyance of the HYTK common stock, 4\10 agrees to assign to SRGS all of 4\10's right, title and interest in an account receivable from PGPC to 4\10 in the amount of $10,200.

         2.05    Assumption   of   Liabilities.   PGPC  shall  not  assume  any
         liabilities  or   obligations   of  SRGS,   except  for  the  following
         obligation:

         Promissory note:      dated June 5, 1995 in the principal amount of
                               $45,098.53
         Obligee:              Bonanza  Energy  Corporation
         Assignee:             Quest Energy  Service
         Security  Agreement:  dated  June 5,  1995 and  grants security interest in pipeline
         Financing  Statement: No. 2145804 filed June 8, 1995

The Closing shall be contingent upon Quest Energy Service consenting to the assignment of the obligation by executing the consent attached as Exhibit "C".

         2.06 Sale of Gas in Pipeline. The assignment of inventory shall include all gas in the pipeline on the Closing
         Date.

         3.  Representations   and  Warranties  by  SRGS.  SRGS  represents  and
         warrants to PGPC as follows:

         3.01 Organization and Standing. SRGS is a limited liability company that is duly organized under the laws of the State of Kansas. SRGS has failed to timely file annual reports with the Kansas Secretary of State. However, SRGS has not been liquidated or dissolved. Except for such failure and except for the terms of the security agreement with Bonanza Energy Corporation, the limited liability company has the full and unrestricted power and authority to enter into and perform the terms of this agreement and the transactions contemplated hereby.

         3.02 Authorization. The execution, delivery and performance of this agreement and of the agreements and instruments called for hereunder, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary actions of SRGS (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This agreement constitutes a valid and binding agreement and obligation of SRGS, enforceable in accordance with its terms.

         3.03 Litigation: Compliance with Law. Except for the forfeiture of the filing with the Kansas Secretary of State, there is no action, suit, investigation, claim, arbitration or litigation pending or, so far as SRGS knows, threatened against or involving SRGS, the Assets, the Business and its operations. The Business is not being operated under or subject to any order, judgment, decree or injunction of any court, arbitrator or governmental authority. Except for the forfeiture of the filing with the Kansas Secretary of State, SRGS has complied and is in compliance in all material respects with all laws, ordinances, regulations, awards, orders, judgments, decrees and injunctions applicable to SRGS, to the Assets, to the Business and operations.

         3.04 Assets; Consents. The Assets constitute all of the real and personal property, both tangible and intangible, that are used, held for use, or necessary for the Business and operations of the Business as presently conducted. SRGS is the sole owner of and has good and marketable title to all Assets free and clear of any liens or encumbrances, except for the Encumbrances and except for the security interest granted to Bonanza Energy Corporation. The obligation to Bonanza Energy Corporation has been assigned to Quest Energy Service. Subject to the terms of the Encumbrances and the security interest granted to Bonanza Energy Corporation, the Assets are transferable by SRGS's sole act and deed, and no consent on the part of any other person is necessary to validate the transfer to PGPC.

         3.05 Condition of Tangible Assets. All tangible Assets are in good operating condition and repair, free of defects, and are suitable, adequate and fit for the uses for which thy are intended or are being used.

         3.06 Disclosure. All facts of material importance to the Assets and to the Business have been fully and truthfully disclosed to PGPC. No representation or warranty by SRGS and no document or exhibit to be furnished or delivered to PGPC pursuant to this agreement, contains or will contain any material untrue or misleading statement of fact or omits or will omit any fact necessary to make the statements contained therein not materially misleading.

         4. Representations and Warranties by PGPC. PGPC represents, warrants and covenants to SRGS as follows:

         4.01 Organization and Standing. PGPC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Kansas. PGPC has the requisite corporate power and corporate authority to enter into and perform the terms of this agreement and to carry out the transactions contemplated hereby.

         4.02 Authorization. The execution, delivery and performance of this agreement and of the agreements and instruments called for hereunder, and the consummation of the transactions contemplated hereby and by such agreements and instruments, have been duly and validly authorized by all necessary actions of PGPC (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This agreement constitutes, and upon execution and delivery each such agreement and instrument will constitute, a valid and binding agreement and obligation of PGPC, enforceable in accordance with its respective terms.

         5. Representations and Warranties by 4\10. 4\10 represents, warrants and covenants to PGPC as follows:

         5.01 Organization and Standing. 4\10 is a Kansas corporation that has the requisite corporate power and corporate authority to enter into and perform the terms of this agreement and to carry out the transactions contemplated hereby.

         5.02 Authorization. The execution, delivery and performance of this agreement and of the agreements and instruments called for hereunder, and the consummation of the transactions contemplated hereby and by such agreements and instruments, have been duly and validly authorized by all necessary actions of 4\10 (none of which actions have been modified or rescinded and all of which actions are in full force and effect). This agreement constitutes, and upon execution and delivery each such agreement and instrument will constitute, a valid and binding agreement and obligation of PGPC, enforceable in accordance with its respective terms. 5.03 Release of Encumbrance. If, at any time after the Closing, PGPC requests any additional evidence of the release of the Encumbrances, 4\10 shall promptly provide such evidence to PGPC.

         6.       The Closing.


         6.01 Closing. Unless otherwise agreed by the parties hereto, the Closing hereunder shall be held on May 1, 1999. The assignment and delivery of assets shall be effective at 12:01 a.m. on May 1, 1999.

         6.02 Deliveries by SRGS. At or before the Closing, SRGS shall deliver to PGPC:


         6.02(a) Transfer Documents. Bills of sale and assignments, dated as of the Closing Date, in form sufficient to transfer and convey title to the Assets to PGPC.

         6.02(b) Release of Encumbrance. A duly executed release and satisfaction of the Encumbrances by 4/10, a duly executed Form UCC-2 evidencing release of the 4/10 security interest, and a duly executed consent by Quest Energy Service. 6.02(c) Corporate Resolutions. Copies of the resolutions of members of SRGS, certified as of the Closing Date as being correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this agreement.

         6.03 Deliveries by PGPC. At or before the Closing, PGPC shall deliver to SRGS:

         6.03(a) Consideration. PGPC shall deliver, in consideration of SRGS entering this transaction, a certificate issued in blank for 160,000 shares of restricted common stock of HYTK Industries, Inc. Such conveyance shall be evidenced by an assignment separate from certificate executed by PGPC to SRGS.

         6.03(b) Resolutions. Copies of the resolutions of the directors of PGPC, certified as being correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this agreement.

         6.04 Deliveries by 4\10. At or before the Closing, 4\10 shall deliver to PGPC:

         6.04(a)  Release  of   Encumbrance.   A  duly   executed   release  and
         satisfaction of the Encumbrances and a duly executed Form UCC-2 releasing the security interest.

         6.04(b) Corporate Resolutions. Copies of the resolutions of the directors of 4\10, certified as being correct and complete and then in full force and effect, authorizing the execution, delivery and performance of this agreement

         7. Risk of Loss. The risk of loss or damage by fire or other casualty or cause to the Assets until the Closing Date shall be upon SRGS.

         8.       Survival; Indemnification.


         8.01 Survival of Representations. Except as otherwise specified, the representations, warranties, covenants and agreements made by SRGS, PGPC, and 4\10 in this agreement or pursuant hereto shall survive the Closing Date for a period of one year.

         8.02 Indemnification. Each party agrees to indemnify, defend and hold harmless the other parties from and against any and all demands, claims, complaints, actions or causes of action, suits, proceedings, investigations, arbitrations, assessments, losses, damages, liabilities, costs and expenses, including, but not limited to, interest, penalties and attorneys' fees and disbursements asserted against, imposed upon or incurred by such other parties, directly or indirectly, by reason of or resulting from (a) any liability or obligation of or claim against the indemnifying party (whether absolute, accrued, contingent or otherwise and whether a contractual, tax or any other type of liability or obligation or claim) not expressly assumed, arising out of, relating to, or resulting from the Assets or the Encumbrance during the period prior to the Closing Date;
         (b) any misrepresentations and warranties of contained in or made pursuant to this agreement; or (c) any noncompliance with any covenants, agreements or undertakings contained in or made pursuant to this agreement.

         8.03 Conditions of Indemnification. The obligations and liabilities of the parties with respect to their respective indemnities pursuant to this Section 8, resulting from any claim or other assertion of liability by third parties (hereinafter called collectively, "Claims"), shall be subject to the following terms and conditions:

         8.03(a) The party seeking indemnification (the "Indemnified Party") must give the other party or parties, as the case may be (the "Indemnifying Party"), notice of any such Claim promptly after the Indemnified Party receives notice thereof.

         8.03(b) The Indemnifying Party shall have the right to undertake, by counsel or other representatives of its own choosing, the defense of such claim.

         8.03(c) In the event that the Indemnifying Party shall elect not to undertake such defense or, within a reasonable time after notice of any such Claim from the Indemnified Party, shall fail to defend, the Indemnified Party (upon further written notice to the Indemnified Party) shall have the right to undertake the defense, compromise or settlement of such Claim, by counsel or other representatives of its own choosing, on behalf of and for the account and risk of the Indemnifying Party (subject to the right of the Indemnifying Party to assume defense of such Claim at any time prior to settlement, compromise or final determination thereof).

         8.03(d)  Anything in this  Section 8 to the  contrary  notwithstanding,
         (i) if there is reasonable probability that a Claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to participate in the defense, compromise or settlement of the Claim; (ii) the Indemnifying Party shall not, without the Indemnified Party's written consent, settle or compromise any Claim or consent to entry of any judgment that does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such Claim; and (iii) in the event that the Indemnifying Party undertakes defense of any Claim, the Indemnified Party, by counsel or other representative of its own choosing and at its sole cost and expense, shall have the right to consult with the Indemnifying Party and its counsel or other representatives concerning such Claim, and the Indemnifying Party and the Indemnified Party and their representative counsel or other representatives shall cooperate with respect to such Claim.

         9. Specific Performance. SRGS and 4\10 acknowledges that the Assets to be sold and delivered to PGPC pursuant to this agreement are unique and that PGPC has no adequate remedy at law if SRGS and 4\10 shall fail to perform any of their obligations hereunder. SRGS and 4\10 therefore confirm and agree that PGPC's right to specific performance is essential to protect the rights and interests of PGPC. Accordingly, in addition to any other remedies that PGPC may have hereunder or at law or in equity or otherwise, SRGS and 4\10 hereby agree that PGPC shall have the right to have all obligations, undertakings, agreements and other provisions of this agreement specifically performed by SRGS and 4\10. In addition, PGPC shall have the right to obtain an order or decree of such specific performance in any of the courts of the United States or of any state or other political subdivision thereof.

         10. Additional Actions and Documents. Each of the parties hereto agrees that it will, at any time prior to, at, or after the Closing Date, take or cause to be taken such further actions, and execute, deliver and file, or cause to be executed, delivered and filed, such further documents and instruments as may be necessary or reasonably requested in connection with the consummation of the transactions contemplated hereby in order to fully effectuate the purposes, terms and conditions of this agreement.

         11. Expenses. Each party hereto shall pay its own expenses incurred in connection with this agreement and in the preparation for and consummation of the transactions provided for herein.

         12. Notices. All notices, demands, requests or other complications that may be or are required to be given or made by a party to any other party pursuant to this agreement shall be in writing and shall be mailed by first-class mail (registered or certified, return receipt requested, postage prepaid), transmitted by telegram or telex, express delivery service, hand-delivered, addressed as follows:

                  (i)      If to PGPC:   Ponderosa Gas Pipeline Company, Inc.
                                         P. O. Box 100
                                         Benedict, Kansas 66714

                  (ii)     If to SRGS:   Churchill Energy Corporation
                                         P. O. Box 100
                                         Benedict, Kansas 66714

                  (iii)    If to 4\10:   4\10 Energy Fund, Inc.
                                         P. O. Box 100
                                         Benedict, Kansas 66714




         13. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this agreement, or under any other instrument or document given in connection with or pursuant to this agreement, shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No other actions taken or failed to be taken by any party, including, without limitation, any investigation or inspection by or on behalf of such party, shall be deemed to constitute a waiver, extension or acknowledgment by such party of compliance with any representation, warranty, condition, agreement or indemnification set forth in this agreement. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein.


         14. Benefit and Assignment. Except as hereinafter specifically provided in this Section 14, no party hereto shall assign this agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of SRGS (if the assignor is PGPC) or PGPC (if the assignor is SRGS), and any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

         This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this agreement against any of the parties hereto, and the covenants and agreements set forth in this agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

         15. Entire agreement; Amendment. This agreement, including the Schedules and Exhibits hereto and other instruments and documents referred to herein or delivered pursuant hereto, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. No amendment, modification or discharge of this agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification or discharge is sought.

         16. Severability. If any part of any provision of this agreement or any other agreement, document or writing given pursuant to or in connection with this agreement shall be invalid or unenforceable under applicable law, such part shall be effective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement.

         17. Headings. The headings of the sections and subsections contained in this agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

         18. Governing Law. This agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the laws of the State of Kansas, excluding the choice of law rules thereof.

         19. Signature in Counterparts. This agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which together constitute one and the same instrument. It shall not be necessary in making proof of this agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all the parties hereto.



         IN WITNESS WHEREOF, each of the parties hereto has executed this agreement, or has caused this agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.



                                "SRGS"

                                SHOTGUN RIDGE GAS SYSTEM, L.C.


                                By: Churchill Energy Corporation, Member


                                By: /s/ Douglas L. Lamb
                                    -------------------------------------
                                    Douglas L. Lamb, President


                                By: Ponderosa Gas Pipeline Company, Inc., Member


                                By: /s/ Douglas L. Lamb
                                    -------------------------------------
                                    Douglas L. Lamb, President


                                "PGPC"

                                PONDEROSA GAS PIPELINE COMPANY, INC.


                                By: /s/ Douglas L. Lamb
                                    -------------------------------------
                                    Douglas L. Lamb, President


                                "4\10"

                                4\10 ENERGY FUND, INC.



                                By: /s/ Douglas L. Lamb
                                    -------------------------------------
                                    Douglas L. Lamb, President



Consent to Sale and to Assignment of Note and Security Interest


BONANZA ENERGY CORPORATION


By:  /s/ Douglas L. Lamb
     ----------------------------------
     Douglas L. Lamb, President